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                                                                   EXHIBIT 10.31


                                                                [EXECUTION COPY]

                   AMENDMENT NO. 2 TO REGISTRATION AGREEMENT

     THIS AMENDMENT NO. 2 TO REGISTRATION AGREEMENT (this "Amendment"), dated as
                                                           ---------
of July 23, 1999, is by and among E-Tek Dynamics, Inc., a Delaware corporation (the "Company"), Summit Ventures IV, L.P., a Delaware limited partnership
      -------
("Summit Ventures"), Summit Subordinated Debt Fund II, L.P., a Delaware limited
  ---------------
partnership ("SSDF"), and Summit Investors III, L.P., a Delaware limited partnership (together with Summit Ventures and SSDF, the "Summit Investors"),
                                                          ----------------
Michael Fitzpatrick and Sanjay Subhedar.

     WHEREAS, the parties hereto are parties to that certain Registration Agreement, dated as of July 23, 1997 (as amended, the "Registration Agreement"),
                                                       ----------------------
by and among the Company, the parties listed as Investors on the Schedule of
                                                                 -----------
Investors attached thereto (including the Summit Investors, the "Investors") and
---------                                                        ---------
Theresa Stone Pan, Jing Jong Pan and the J.J. & Theresa Pan Revocable Trust (collectively, the "Founders");
                    -------

     WHEREAS, the Summit Investors are the holders of a majority of the Investor Registrable Securities (as defined in the Registration Agreement);

     WHEREAS, the Company and the Summit Investors desire to enter into this Amendment in order to clarify certain provisions of the Registration Agreement;

     WHEREAS, the prior written consent of the holders of a majority of the Founder Registrable Securities (as defined in the Registration Agreement) is not required pursuant hereto since such holders are not adversely affected hereby; and;

     WHEREAS, capitalized terms used herein and not defined herein have the meanings given to such terms in the Registration Agreement.

     NOW, THEREFORE, in order to clarify and confirm certain provisions of the Registration Agreement, the parties hereto hereby acknowledge and agree as follows:

     1. The Investor Registrable Securities currently held by the Summit Investors were acquired by the Summit Investors from Summit/E-Tek Holdings, LLC, a Delaware limited liability company ("Summit/E-Tek Holdings"). As such, the
                                       ---------------------
provisions of the Registration Agreement which were for the benefit of Summit/E-Tek Holdings as the former holder of such Investor Registrable Securities are currently for the benefit of, and enforceable by, the Summit Investors as the subsequent holders of such Investor Registrable Securities pursuant to paragraph 9(d) of the Registration Agreement. The Summit Investors agree to be bound by all of the covenants and agreements in the Registration Agreement in respect of such Investor Registrable Securities.

     2. As to any particular Investor Registrable Securities described in paragraph 8(b) of the Registration Agreement, such securities shall cease to be Investor Registrable Securities when they have been distributed (whether before or after the date of this Amendment), by any of the Summit Investors to their partners so that, e.g., the holders of those securities so distributed shall not
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have any registration rights under the Registration Agreement with respect to such securities (except that any Investor Registrable Securities distributed by any of the Summit Investors to their partners


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subsequent to the date hereof and prior to the effective date of the Company next registered public offering of Common Stock which occurs within 45 days following the date hereof shall be subject to the same underwriters' lock-up agreement as may apply to the Investor Registrable Securities with respect to such offering).

     3. This Amendment may be executed in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signature of more than one party, but all of such counterparts taken together shall constitute one and the same Amendment.

                                 *  *  *  *  *




                                      -2-

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            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

                                       E-TEK DYNAMICS INC.

                                       By:  /s/ Michael J. Fitzpatrick
                                            -----------------------------------

                                       Its: President and CEO
                                            -----------------------------------


                                       SUMMIT VENTURES IV, L.P.

                                       By:  Summit Partners IV, L.P.
                                       Its: General Partner

                                       By:  Stamps, Woodsum & Co. IV
                                       Its: General Partner

                                       By:  /s/ Walter G. Kortschak
                                            -----------------------------------

                                       Its: General Partner
                                            -----------------------------------


                                       SUMMIT SUBORDINATED DEBIT FUND II, L.P.

                                       By:  Summit SD, LLC
                                       Its: General Partner

                                       By:  Stamps, Woodsum & Co. IV
                                       Its: General Partner

                                       By:  /s/ Walter G. Kortschak
                                            -----------------------------------

                                       Its: General Partner
                                            -----------------------------------


                                       SUMMIT INVESTORS III, L.P.


                                       By:  /s/ Walter G. Kortschak
                                            -----------------------------------

                                       Its: General Partner
                                            -----------------------------------


                                            /s/ Michael J. Fitzpatrick
                                            -----------------------------------
                                                  Michael J. Fitzpatrick

                                            /s/ Sanjay Subhedar
                                            -----------------------------------
                                                     Sanjay Subhedar